SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002
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                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


       Maryland                          1-4184                06-0737363
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(State or other jurisdiction         Commission File         (IRS Employer
  of incorporation)                      Number           Identification Number)


75 South Street, Hopkinton, MA                                     01748
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    (Address of principal                                        (Zip Code)
      executive offices)

Registrant's telephone number, including area code: (508) 435-6831
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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

     On September 30, 2002, the Company issued a news release naming Michael Ferrantino its new President and CEO.

     A copy of the news release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)       Exhibits

            Exhibit No.     Description
            ----------      ------------

               99           News Release of the Company dated September 30, 2002



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                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Valpey-Fisher Corporation


Date:  September 30, 2002                          By:  /s/ Michael J. Kroll

                                                  Michael J. Kroll
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer







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